                                                                  Exhibit (s)(1)

                                POWER OF ATTORNEY

     We, the undersigned officers and Trustees of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes or James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, Registration Statements and any and all amendments (including post-effective amendments) to such Registration Statements on Form N-2 filed by Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund with the Securities and Exchange Commission in respect of any class of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

         Signature                      Title                 Date
         ---------                      -----                 ----


/s/ Duncan W. Richardson      President and Principal    April 18, 2005
---------------------------   Executive officer
Duncan W. Richardson


/s/ James L. O'Connor         Treasurer and Principal    April 18, 2005
---------------------------   Financial and Accounting
James L. O'Connor             Officer


/s/ James B. Hawkes           Trustee                    April 18, 2005
---------------------------
James B. Hawkes


/s/ Samuel L. Hayes, III      Trustee                    April 18, 2005
---------------------------
Samuel L. Hayes, III


/s/ William H. Park           Trustee                    April 18, 2005
---------------------------
William H. Park


/s/ Ronald A. Pearlman        Trustee                    April 18, 2005
---------------------------
Ronald A. Pearlman


/s/ Norton H. Reamer          Trustee                    April 18, 2005
---------------------------
Norton H. Reamer


/s/ Lynn A. Stout             Trustee                    April 18, 2005
---------------------------
Lynn A. Stout